Exhibit 99.1 News December 11, 2019 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK Announces Completion of the Elk Creek Pipeline TULSA, Okla. – Dec. 11, 2019 – ONEOK, Inc. (NYSE: OKE) today announced the completion of its Elk Creek Pipeline. Natural gas liquids (NGL) volume is now flowing on the fully completed 900-mile pipeline, which extends from the Williston Basin to ONEOK’s existing Mid-Continent NGL facilities in Bushton, Kansas. Elk Creek has the capacity to transport up to 240,000 barrels per day (bpd) of unfractionated NGLs and the capability to be expanded to 400,000 bpd with additional pump facilities. ONEOK expects total Rocky Mountain NGL volume transported on the Elk Creek and Bakken NGL pipelines to reach more than 240,000 bpd by the end of the first quarter 2020. “The completion of Elk Creek provides critical NGL transportation to producers in the highly productive Williston, Powder River and Denver-Julesburg basins,” said Terry K. Spencer, ONEOK president and chief executive officer. “Elk Creek, combined with ONEOK’s investments in additional natural gas processing infrastructure in the region, will help producers significantly reduce natural gas currently flaring in North Dakota.” ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a Fortune 500 company and is included in the S&P 500. For the latest news about ONEOK, find us at www.oneok.com or on LinkedIn, Facebook, Twitter and Instagram. Some of the statements contained herein are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects (including dates for expected completion of growth projects) and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions, volume expectations and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained herein identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “will,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. -more-

ONEOK Announces Completion of the Elk Creek Pipeline Dec. 11, 2019 Page 2 You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect our operations, growth projects, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, those factors listed under “Forward-looking Statements” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ###